MEDITE CORPORATION
                1995 STOCK OPTION-STOCK APPRECIATION RIGHTS PLAN


     SECTION 1. TITLE AND PURPOSE. The plan described herein shall be known as the "Medite Corporation 1995 Stock Option-Stock Appreciation Rights Plan" (the "Plan"). The purpose of the Plan is to advance the interests of Medite Corporation ("Medite") and any parent or subsidiary corporation of Medite (together with Medite referred to collectively as the "Company") by strengthening the Company's ability to attract and retain individuals of training, experience and ability in the employ of the Company and to furnish additional incentive to such key employees to promote the Company's financial success. The Plan will be effected through the granting of stock options and/or stock appreciation rights as herein provided, which stock options, it is intended, may constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") or stock options which do not constitute ISOs or as other options ("nonqualified stock options" or "NSOs") (ISOs and NSOs being collectively referred to as "Stock Options"), as specified by the Committee (as defined in Section 4 below). Stock Options granted under the Plan may be accompanied by stock appreciation rights ("Stock Rights") as hereinafter set forth. The Plan may also be effected through the awarding of restricted stock ("Restricted Stock Awards or "Restricted Stock") to key employees. As used herein "subsidiary corporation" and "parent corporation" shall have the same meaning as such terms are defined in Code Section 424.

     SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN. Stock which may be issued pursuant to Stock Options, Stock Rights and/or Restricted Stock Awards, granted from time to time under the Plan, shall not exceed in the aggregate 1,000,000 shares of Medite common stock, $.01 par value, (the "Common Stock") (subject to adjustment as provided in Section 16). The underlying shares issuable pursuant to grants in any single fiscal year, of Stock Options, Stock Rights and/or Restricted Stock Awards to a particular individual shall not exceed 200,000 shares of Common Stock. It is contemplated that the shares to be issued under the Plan will be approved for listing by each securities exchange on which shares of Common Stock are then listed.

     In the event that any outstanding Stock Option granted under the Plan for any reason expires or is terminated without having been exercised in full or surrendered in full in connection with the exercise of Stock Rights, or any shares awarded as Restricted Stock are forfeited, the shares of Common Stock allocable to the unexercised portion of such Stock Option or Stock Right or forfeited portion of such Restricted Stock Award shall (unless the Plan shall have been terminated) become available for subsequent grants of Stock Options, Stock Rights and/or Restricted Stock Awards under the Plan.

     SECTION 3. ELIGIBILITY. Stock Options, Stock Rights and/or Restricted Stock Awards may be granted to key employees of the Company (including officers of the Company who may also be directors of the Company) by the Committee (as defined in Section 4 below). In determining the employees to whom Stock Options, Stock Rights and/or Restricted Stock Awards will be granted and the number of shares to be covered by each, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company, the anticipated number of years of effective service remaining, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the purposes of the Plan. Neither Stock options, Stock Rights nor Restricted Stock Awards may be granted to an individual under this Plan at a time when such individual is serving as a member of the Committee. An employee owning stock possessing more than ten (10) percent of the total combined voting power or value of all of stock of Medite or any parent or subsidiary corporation ("Ten Percent Stockholder") is not eligible to receive an ISO unless the option price is at least 110 percent of the fair market value of the Common Stock at the time the ISO is granted and the ISO option by its terms is not exercisable more than five (5) years from the date it is granted. Restricted Stock Awards and Common Stock which a grantee may purchase under outstanding Stock Options shall be treated as stock owned by such grantee for purposes of this calculation.

     SECTION 4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Option Committee (the "Committee") consisting of three or more individuals appointed by the board of directors of Medite (the "Board of Directors") or by the Management Development and Compensation Committee of the Board of Directors. No individual may be appointed to the Committee who is not a "disinterested person" with respect to the Plan or any other stock option, stock appreciation, stock bonus, restricted stock or other stock plan of the Company, so as to disqualify such individual as an administrator of the Plan under Rule 16(b)-3 of the Securities and Exchange Act of 1934, as amended, or any rules promulgated in substitution thereof (the "Rule"). One of the members of the Committee shall be designated as its chairman and the Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members of the Committee and any action so taken shall be fully effective as if it had been taken by a vote of a majority of the members of the Committee at a meeting duly called and held. The Committee may appoint a secretary, keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     SECTION 5. POWERS OF THE COMMITTEE. The Committee shall have full power and authority to determine the "key employees" of the Company to whom Stock Options, Stock Rights and/or Restricted Stock Awards shall be granted, the number of shares to be covered, the term period of each, the time or times at which Stock Options, Stock Rights or Restricted Stock Awards shall be granted, provided, with respect to ISOs, the term and the time are permitted by Section 422 of the Code, and to prescribe, amend and rules and regulations relating to the Plan. Except as otherwise expressly provided in the Plan, the Committee shall also have the power to determine, at the time of the grant of each Stock Option, Stock Right or Restricted Stock Award or subsequently if permitted by the Plan, all terms and conditions governing the rights and obligations of the key employee with respect to such Stock Option, Stock Right or Restricted Stock Award, including but not limited to: (a) the exercise price or the method by which the exercise price shall be determined for the Stock Option or Stock Right; (b) the length of the period during which the Stock Option or Stock Right may be exercised and any limitations on the number of shares purchasable with the Stock Option at any given time during such period; (c) the time at which the Stock Option or Stock Right may be exercised; (d) any conditions precedent to be satisfied before the Stock Option or Stock Right may be exercised; (e) the date on which the restriction period of any Restricted Stock shall lapse; and (f) any restrictions on resale of any Restricted Stock, any shares purchased upon exercise of a Stock Option or any shares received upon exercise of a Stock Right; and (g) the terms of any financing extended to a Stock Option grantee. The Committee shall also have full and final authority; (i) to prescribe the form of each agreement evidencing and Stock Options and Stock Rights (the "Stock Option-Stock Appreciation Rights Agreement") and Restricted Stock Awards (the "Restricted Stock Agreement"), which agreements need not be identical for each grantee but shall be consistent with the Plan; (ii) to adopt, amend and rescind such rules and regulations as may be advisable in the opinion of the Committee to administer the Plan; (iii) to amend the terms of any Stock Option or Stock Right in any manner the Committee could have determined at the time the Stock Option or Stock Right was granted, including the acceleration of the time at which the Stock Option or Stock Right may be vested or exercised, and to remove any or all of the restrictions on any Restricted Stock; (iv) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, including any correction or amendment which in the judgment of the Committee is necessary to ensure compliance with the requirements of the rule; and (v) to construe and interpret the Plan and any Stock Option - Stock Appreciation Rights Agreements and Restricted Stock Agreements thereunder and any rules and regulations relating thereto, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee shall not possess any authority, the possession or exercise of which would cause an ISO granted hereunder to be disqualified as such under the Code without the prior written consent of the grantee.

     SECTION 6. LIABILITY OF THE COMMITTEE. In addition to such other rights of indemnification as they may have as directors of Medite or as members of the Committee or otherwise, members of the Committee shall be indemnified by Medite as and to the fullest extent permitted by law, including without limitation, indemnification against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Stock Options, Stock Rights or Restricted Stock Awards granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by Medite), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence, bad faith or misconduct in his duties.

     SECTION 7. PRICE OF STOCK OPTIONS. The purchase price of the shares of Common Stick which shall be covered by each NSO shall be established by the Committee in its sole discretion at the time of granting the NSO. The purchase price of the shares which shall be covered by each ISO shall be no less than the fair market value of the Common Stock at the time of granting the ISO. In the event that any ISO is granted to a Ten Percent Stockholder, the price at which shares of Common Stock shall be purchasable under such ISO shall not be less than 110 percent of the fair market value of such shares at the time of the grant. If the primary market of the Common Stock is a national securities exchange, the NASDAQ National Market System, or other market quotation system in which last sale transactions are reported on a contemporaneous basis, such fair market value shall be deemed to be the last reported sale price of the Common Stock on such exchange or in such quotation system on the day as of which the option shall be granted, or, if there shall not have been a sale on such exchange or reported through such system on such trading day, the closing or last bid quotation therefor on such exchange or quotation system on such trading day. If the primary market for the Common Stock is not such an exchange or quotation market in which transactions are contemporaneously reported, such fair market value shall be deemed to be the closing or last bid quotation in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotations, or its successor or such other generally accepted source of publicly reported bid quotations as the Company may reasonably designate on the day as of which the option shall be granted. In all other cases, such fair market value shall be determined in good faith by the Committee as of the day the option is granted. If the price so determined shall include a fraction of a cent, it shall be rounded up to the next full cent.

     SECTION 8. MEDIUM AND TIME OF PAYMENT UPON EXERCISE OF STOCK OPTIONS. The purchase price payable upon the exercise of a Stock Option shall be payable at the time of such exercise and may be paid in cash, by check, with shares of Common Stock, or in any combination thereof. For purposes of making such payment in shares of Common Stock, such shares be valued at their fair market value as provided in such Section 7 on the day of exercise of the Stock Option and shall have been held by the grantee for a period of at least six (6) months.

     SECTION 9. LIMITATION ON GRANT OF ISOS. The aggregate fair market value (determined as of the time the ISO is granted) of the shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under all such plans of the Company) shall not exceed $100,000.

     SECTION 10. MAXIMUM TERM OF STOCK OPTION OR STOCK RIGHT. The period during which each Stock Option or Stock Right granted hereunder may be exercised will be determined by the Committee in each case, provided, however, that no

Stock Option or Stock Right shall by its terms be exercisable after the expiration of ten (10) years from the date such Stock Option or Stock Right is granted or with respect to any grantee who is subject to Section 16(b) of the Securities Exchange Act of 1934 (an "Affected Grantee"), before six (6) months from the date the Stock Option or Stock Right is granted. In the event that any ISO is granted to a Ten Percent Stockholder the maximum expiration period described above shall be reduced to five (5) years from the date the ISO is granted.

     SECTION 11. LIMITATIONS ON RIGHT TO EXERCISE. The exercisability of Stock Options or Stock Rights granted under the Plan shall be subject to such restrictions as the Committee may impose, which restrictions may differ with respect to each grantee and which may be included in a Stock Option - Stock Appreciation Rights Agreement or which the Committee may otherwise inform the grantee. Absence or leave approved by the Company, to the extent permitted by the applicable provisions of the Code, shall not be considered an interruption of employment for any purpose under the Plan. The exercise of any Stock Option or Stock Right granted under the Plan will be contingent upon the advice of counsel to the Company that such shares have been duly registered or are exempt from registration under the applicable securities laws, and upon receipt by the Committee of cash, check, Common Stock or combination thereof in payment of the full purchase price of such shares. Except upon the issuance of shares of Common Stock upon the exercise of a Stock Option or Stock Right, the holder of a Stock Option or Stock Right shall not have any of the rights of a stockholder with respect to the shares covered by the Stock Option or Stock Right.

     SECTION 12.    AWARD OF STOCK RIGHTS.

     (a) Stock Rights may be granted to such key employees holding Stock Options granted under the Plan as the Committee may select and upon such terms and conditions as the Committee may prescribe. Stock Rights may be granted in tandem with Stock Options designated as being related to such Stock Rights or may be granted on a stand alone basis. Each Stock Right which relates to a specific Stock Option may be granted concurrently with the Stock Option to which it relates or at any time prior to the exercise, expiration or termination of such Stock Option (except as otherwise provided in Section 19 hereof) but, with respect to an Affected Grantee, no later than six (6) months and one (1) day prior to the end of the term of such Stock Option. A Stock Right shall entitle the grantee, subject to the provisions of the Plan and the related Stock
Option - Stock Appreciation Rights Agreement, to receive from the Company an amount equal to the excess of the fair market value on the exercise date, of the number of shares of Common Stock for which the Stock Right is exercised over the purchase price for such shares of Common Stock under the related Stock Option or as stated in the separate Stock Right Award, as the case may be. For this purpose, such fair market value shall be determined as provided in Section 7 on the close of business on the day of exercise.

     (b) A Stock Right shall be exercisable on such dates or during such periods as may be determined by the Committee from time to time, except that in no event shall such right granted in tandem with a related Stock Option be exercisable when the related Stock Option is not eligible to be exercised or when the fair market value per share of the Common Stock on the exercise date does not exceed the exercise price per share of the related Stock Option.

     (c) A Stock Right granted in tandem with a related Stock Option may be exercised only upon surrender of the related Stock Option by the grantee which shall be terminated to the extent of the number of shares for which the Stock Right is exercised. Similarly, a Stock Option granted in tandem with a related Stock Right may be exercised only upon surrender of the related Stock Right by the grantee which shall be terminated to the extent of the number of shares for which the Stock Option is exercised. Shares covered by such a terminated Stock Option or Stock Right or portion thereof granted under the Plan shall not be available for further grants under the Plan.

     (d) The amount payable by the Company upon exercise of a Stock Right may be paid in cash, in shares of Common Stock (valued at their fair market value on the exercise date determined as provided in Section 7) or in any combination thereof as the Committee shall determine from time to time. No fractional shares shall be issued and the grantee shall receive cash in lieu thereof.

     (e) The Committee may impose any other conditions upon the exercise of a Stock Right, which conditions may include a condition that the Stock Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise Stock Rights granted prior to the adoption or amendment of such rules and regulations as well as Stock Rights granted thereafter.

     (f) The Committee may at any time amend, terminate or suspend any Stock Right theretofore granted under the Plan, provided that the term of any Stock Right after any amendment shall conform to the provisions of the Plan. A Stock Right shall terminate upon the termination or expiration of the related Stock Option.

     (g) Notwithstanding the provisions of this Section 12, a Stock Right may not be exercised until the expiration of six (6) months from the date of grant of such Stock Right unless, prior to the expiration of such six (6) month period, the holder of such Stock Right ceases to be an employee of the Company by reason of such holder's retirement, death or disability.

     (h) The Company intends that this Section 12 shall comply with the requirements of the Rule during the term of the Plan. Should any provision of this Section 12 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 12 to comply with the requirements of the Rule, the Board of Directors may amend the Plan to add or to modify the provisions of the Plan accordingly.

     SECTION 13.    AWARD OF RESTRICTED STOCK.

     (a) The Committee shall have the authority (i) to grant Restricted Stock Awards, (ii) to issue or transfer Restricted Stock and (iii) to establish terms, conditions and restrictions in connection with the issuance or transfer of Restricted Stock.

     (b) The grantee of a Restricted Stock Award shall execute and deliver to the Committee a Restricted Stock Agreement satisfactory to the Committee with respect to the Restricted Stock covered by such agreement as well as any other documents that the Committee may require in connection with the Restricted Stock Award. The Committee shall then cause stock certificates registered in the name of the grantee to be issued and deposited, together with the related Restricted Stock Agreement, with an escrow agent to be designated by the Committee, which may be the Company.

     (c) Restricted Stock Awards shall be subject to such restrictions as the Committee may impose, which may differ with respect to each grantee and which restrictions may be included in a Restricted Stock Agreement or which the Committee may otherwise inform the grantee.

     (d) The restriction period of Restricted Stock shall commence on the date of grant and, unless otherwise established by the Committee in the Restricted Stock Agreement setting forth the terms of the Restricted Stock Award, shall expire five (5) years from the date of grant. Unless permitted by the Rule, no Restricted Stock award to an Affected Grantee shall have a restriction period shorter than six (6) months from the date of grant of such award.

     (e) Subject to Section 21 and any requirement imposed by the Committee in a Restricted Stock Agreement, or otherwise, at the expiration of a restriction period and at the written request of a grantee, a stock certificate evidencing the Restricted Stock with respect to which a restriction period has expired (to the nearest full share) shall be delivered without charge to the grantee, or his personal representative, free of all restrictions under the Plan.

     SECTION 14. LIMITATIONS ON TRANSFER. No Stock Option, Stock Right or Restricted Stock Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and no Stock Option or Stock Right granted under the Plan may be exercised by any person other than the person to whom the Stock Option or Stock Right shall initially have been granted during the lifetime of such original grantee (other than the person's guardian or legal representative). After the death of such original grantee, the "holder" or any Stock Option, Stock Right or Restricted Stock Award granted under the Plan shall be deemed to be the person to whom the original grantee's rights shall pas under the original grantee's will or under the laws of descent and distribution.

     SECTION 15. NO RIGHT TO EMPLOYMENT CONFERRED. Nothing in the Plan or in any Stock Option-Stock Appreciation Rights Agreement or Restricted Stock Agreement shall confer upon any employee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate such employee's employment at any time.

     SECTION 16.    ADJUSTMENTS.

     (a) In the event the outstanding shares of Common Stock, as constituted from time to time, shall be changed as a result of a stock dividend or stock split or other change in the capitalization of the Company or a combination, merger, or reorganization of the Company into or with any other corporation, or any other transaction with similar effects, there then shall be substituted for each share of Common Stock theretofore subject, or which may become subject, to issuance or transfer under the Plan, the number and kind of shares of Common Stock or other securities or other property as are equitably determined by the Committee. In the event of an equity restructuring transaction such as a spin-off or recapitalization through an extraordinary, special and nonrecurring dividend, or other distribution (including any distribution of shares of stock of any subsidiary or other property to holders of shares of Common Stock) or transactions with similar effects, the Committee shall make such adjustments to the number of shares issuable pursuant to, and/or exercise price per share of, any Stock Option or Stock Right theretofore granted and whether or not then exercisable as are equitably determined by the Committee. Notwithstanding any other provision contained herein, the Committee shall make such other equitable adjustments to any outstanding Stock Options, Stock Rights and/or Restricted Stock Awards granted pursuant to the Plan as the Committee determines appropriate. Each adjustment made pursuant to this Section 16 shall be made with a view toward preserving the value the affected Stock Option, Stock Right or Restricted Stock Award had prior to the event or transaction giving cause to such adjustment.

     (b) In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or other property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of any outstanding Stock Option, Stock Right or Restricted Stock Award, such adjustment shall be made in accordance with such determination. Any adjustment of an ISO under this paragraph shall be made in accordance with such determination. Any adjustment of an ISO under this paragraph shall be made only to the extent it does not constitute a "modification" within the meaning of Section 425(h)(3) of the Code. The Committee shall give notice to each grantee of any adjustment made under the Plan and, upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

     SECTION 17. STOCKHOLDER APPROVAL. The Plan is expressly made subject to the approval by the holders of a majority of the issued and outstanding shares of Medite entitled to vote at a meeting of stockholders of Medite (the "Stockholders") duly called in accordance with applicable law. If the Plan is not so approved within one year after its adoption by the Board of Directors, the Plan shall not come into effect, and any Stock Option, Stock Right or Restricted Stock Award granted pursuant hereto shall terminate and end. No option or right granted hereunder shall be exercisable nor restricted stock vest unless and until such Stockholder approval is obtained and unless and until such further Stockholder approval required pursuant to Section 19 is obtained.

     SECTION 18.    TIME OF GRANTING STOCK OPTIONS, STOCK RIGHTS OR RESTRICTED
STOCK AWARDS.       Neither anything contained in the Plan nor in any
resolutions adopted or to be adopted by the Board of Directors or the Stockholders nor any action taken by the Committee shall constitute the granting of any Stock Option, Stock Right or Restricted Stock Award. The granting of a Stock Option, Stock Right or Restricted Stock Award shall take place only when a written Stock Option - Stock Appreciation Rights Agreement or Restricted Stock Agreement shall have been duly executed and delivered by the Company and the grantee.

     SECTION 19. LISTING AND REGISTRATION OF SHARES OF COMMON STOCK. The Committee, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock issuable upon any exercise of a Stock Option or a Stock Right or upon the grant of a Restricted Stock award until completion of any stock exchange listing, or registration, or other qualification or exemption of such shares under any state and/or federal law, rule or regulation as the Committee may consider appropriate, and may require any grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

     SECTION 20. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall terminate on the earlier of (i) ten (10) years from the date the Plan is adopted by the Board of Directors or by the Stockholders, whichever is earlier, or (ii) such time as a new stock option-stock appreciation rights and restricted stock plan is adopted by the Board of Directors in replacement of the Plan. No Stock Option, Stock Right or Restricted Stock Award shall be granted under the Plan after its termination date, but the termination of the Plan shall not adversely affect any Stock Option, Stock Right or Restricted Stock Award theretofore granted under the Plan. Subject to the foregoing, the Plan may at any time or from time to time be terminated, modified or amended by (1) the Board of Directors and (2), if and to the extent that Stockholder approval is required under Section 422 of the Code, under the Rule, or by any securities exchange on which the shares of Common Stock are then listed, or if directed by the Board of Directors, by the Stockholders.

     SECTION 21. PLAN PROVISIONS CONTROL TERMS OF AGREEMENT. The terms of the Plan shall govern all Stock Options, Stock Rights or Restricted Stock Awards granted under the Plan and in no event shall the Committee have the power to grant any Stock Option, Stock Right or Restricted Stock Award under the Plan which is contrary to any of the provisions of the Plan.

     SECTION 22. MODIFICATION OF TERMS. Any provision contained in this Plan to the contrary notwithstanding, on and after the date that any Stock Option, Stock Right or Restricted Stock award is granted hereunder, the Committee shall have the authority to modify the terms and provisions of any such Stock Option, Stock Right or Restricted Stock award including, but not limited to, modifications that cause a previously granted Stock Option to cease, upon the modification date, to qualify as an ISO; provided, however, that no such modification shall (i) materially increase the benefits to participants as provided for under this Plan (as such limitation is interpreted under Rule 16b-3, other applicable law or stock exchange regulations), or (ii) materially decrease the benefits to a specific participant in this Plan without the prior written consent of such participant. For purposes of clause (ii) of the preceding sentence, any modification that would convert a previously granted ISO into an NSO will be treated as causing a material decrease in the benefits available to the holder of such Stock Option.

     SECTION 23. AGREEMENT BY GRANTEE REGARDING WITHHOLDING TAXES. If the Committee shall so require, as a condition of exercise of each Stock Option or

Stock Right and vesting of each Restricted Stock Award, each grantee shall agree that:

     (a) no later than the date of exercise of any Stock Option or Stock Right granted hereunder, the grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Stock Option or Stock Right;

     (b) no later than the date of expiration of a restrictive period of any Restricted Stock Award granted hereunder, the grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld upon the vesting of such Restricted Stock; and

     (c) the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the grantee, Federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Stock Option or Stock Right or vesting of such Restricted Stock.


     SECTION 24.    RIGHTS AS A STOCKHOLDER.

     (a) A grantee of a Stock Option or a Stock Right or a transferee of such grantee pursuant to Section 14 hereof shall have no rights as a stockholder with respect to any shares of Common Stock related thereto until the issuance of a stock certificate for such shares following the exercise of such Stock Option or Stock Right. Except as otherwise provided for in Sections 16 and 17 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     (b) A grantee of Restricted Stock or a transferee of such grantee pursuant to Section 14 hereof shall, upon the date certificates for the Restricted Stock are issued, have all of the rights of a stockholder including the right to vote such shares and to receive dividends, subject however to the restrictions established pursuant to Section 13 hereof.

     SECTION 25. COMPLIANCE WITH RULE 16B-3. The Company intends that this Plan shall comply with the requirements of Rule 16b-3 during the term of this Plan. Should any provision of this Plan not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Plan to comply with the requirements of Rule 16b-3, the Board may amend the Plan to add or to modify the provisions of this Plan accordingly.

     SECTION 26. PLAN FINANCING. Medite may extend and maintain, or arrange for the extension and maintenance of, financing to any grantee (including a grantee who is a director of Medite) to purchase shares pursuant to exercise of a Stock Option granted hereunder on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by Medite, the Committee shall, among other factors, consider the cost to Medite of any financing extended by Medite.

     SECTION 27. FUNDING. Except as provided under Section 13(b) hereof, no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

     SECTION 28. ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Code Section 401(a) are not applicable to the Plan.

     SECTION 29. EFFECTIVE DATE OF PLAN. The Plan is effective as of the date of the consummation of Medite's initial public offering of its Common Stock, subject to approval by the Stockholders pursuant to the provisions of
Section 17 hereof.

                              W I T N E S S E T H:

     Pursuant to the authority granted to the undersigned by the Board of Directors of Medite Corporation, the Medite Corporation 1995 Stock Option - Stock Appreciation Rights Plan attached hereto be, and it hereby is, adopted as of February 14, 1995.

     Dated as of this 14th day of February, 1995.

                                   MEDITE CORPORATION



                                   By:  /s/ Michael A. Snetzer
                                        Michael A. Snetzer, Chairman of the
                                        Board and Chief Executive Officer